EXHIBIT 32.01

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES –OXLEY ACT OF 2002

In connection with the Annual Report of LecTec Corporation (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Judd A. Berlin, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Judd A. Berlin Judd A. Berlin Chief Executive Officer and Chief Financial Officer March 31, 2010